UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) or the Securities Exchange Act of 1934


                     Date of Report:       October 6, 2004

                         Commission file number 0-16602


                             O'HARA RESOURCES, LTD.



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           Nevada                                  88-0485907
   ----------------------------                 ----------------
     (State of Incorporation)            ( IRS Employer Identification No.)


              3950 E. Sunset Road, #123, Las Vegas, Nevada  89102
                   (Address of principal executive offices)

                                  702-898-1611
                               (Telephone Number)

Item 8.01   Other Events and Regulation FD Disclosure.

O'Hara Resources, Ltd. ("the Company") has moved the Company's offices from Reno, Nevada to Las Vegas, Nevada. The Company's new address is 3950 E. Sunset Road, #123, Las Vegas, Nevada 89102. The Company's new telephone number is 702-898-1611.

The Company presently has 26,045,848 shares of common stock issued and outstanding.

Item 1 through Item 7 and Item 9 not applicable.





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                                    SIGNATURE
                                   ------------
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   O'Hara Resources, Ltd.



            Date 10/06/04                   By  __________________________
                                                    Robert B. Vrooman
                                                    Secretary and Chief
                                                    Executive Officer











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